[logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) VALUE SERIES

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                          INVESTMENT ADVISER
Jeffrey L. Shames*                Massachusetts Financial Services Company
Chairman, Chief Executive         500 Boylston Street
Officer, and Director, MFS        Boston, MA 02116-3741
Investment Management(R)
                                  DISTRIBUTOR
Nelson J. Darling, Jr.            MFS Fund Distributors, Inc.
Professional Trustee              500 Boylston Street
                                  Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                    SHAREHOLDER SERVICE CENTER
Capitol Entertainment             MFS Service Center, Inc.
Management Company;               P.O. Box 2281
Real Estate Consultant            Boston, MA 02107-9906

PORTFOLIO MANAGER                 For additional information,
John F. Brennan, Jr.*             contact your financial adviser.

CHAIRMAN AND PRESIDENT            CUSTODIAN
Jeffrey L. Shames*                State Street Bank and Trust Company

TREASURER                         AUDITORS
W. Thomas London*                 Deloitte & Touche LLP

ASSISTANT TREASURERS              WORLD WIDE WEB
Mark E. Bradley*                  www.mfs.com

Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:
For the 12 months ended December 31, 1998, the Series provided a total return of 26.80% (including the reinvestment of any distributions). This compares to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

In general, the Series has benefited from good industry selection as well as good stock selection. Although the Series was slightly underweighted relative to the S&P 500 in technology and health care, two of the strongest-performing sectors in the index, it was significantly overweighted in retailing, one of the best-performing sectors. At the same time, the Series was significantly underweighted in basic materials, transportation, and energy, all of which were among the worst-performing sectors.

Among stocks, the Series has had strong performance from several of its top holdings, including Tyco, Federal Home Loan Mortgage Corp. (Freddie Mac), Fred Meyer, CBS, and Compuware.

Changes in the portfolio included a reduction in the pharmaceutical weighting because prices reached what we believe are full valuations and an increase in the weighting in health maintenance organizations in anticipation of an industry rebound. We've recently made purchases in the technology sector, including BMC Software, Oracle, and Compuware, at attractive prices. In financial services, the portfolio's largest sector, we reduced the Series' regional bank exposure but added several companies, including Freddie Mac, Associates First Capital, and State Street Bank and Trust Co. We think many financial services companies offer solid double-digit growth and attractive valuations. In addition, the performance of these companies has tended to be good during periods of declining interest rates and slow economic growth, particularly when their asset quality has remained intact.

Our international investment approach parallels our domestic objective of finding long-term growth at attractive valuations. The Series has gotten good performance from some of its major European holdings, including Sanofi, Mannesmann, and Cellular Communications International, a U.S. company with extensive operations in Europe.

Going forward, we anticipate continued slow growth and low inflation in 1999. Further Federal Reserve Board easing could occur if the economy slows significantly, since the threat of inflation has been largely subdued. Although the recent slowdown in real estate markets, as well as the sharp decline in most commodity prices, has dampened inflation, the equity markets continue to trade at extremely high valuations. We feel any unforeseen deterioration in the outlook for corporate profits or any increase in inflation could result in a decline in stock prices. Meanwhile, foreign affairs will continue to impact U.S. equity markets. Currently, we think the Asian outlook appears to have stabilized, but Latin American economies are highly unpredictable, and there is continued uncertainty surrounding Brazil. The dramatic decline in most commodity prices will make it difficult to justify price increases, which could make it hard for many companies to achieve significant earnings growth. Finally, we think that Year 2000 systems compliance, as well as the conversion to the new European currency, the euro, could dampen growth in 1999 as companies undertake significant testing to ensure smooth operations.

    Respectfully,

/s/ John F. Brennan, Jr.

    John F. Brennan, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John F. Brennan, Jr., is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Capital Opportunities Fund. He also manages the Capital Opportunities Series offered through MFS(R)/Sun Life annuity products, MFS(R) Value Series (part of MFS(R) Variable Insurance Trust(SM)), and the equity portion of MFS(R) Special Value Trust, a closed-end fund.

Mr. Brennan joined MFS in 1985 as an industry specialist in the Research Department. He was named Assistant Vice President -- Investments in 1987, Vice President -- Investments in 1988, portfolio manager of MFS(R) Capital Opportunities Fund in 1991, and Senior Vice President in 1995. Mr. Brennan is a graduate of the University of Rhode Island and the Stanford University Graduate School of Business Administration.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital appreciation.

Commencement of investment operations: August 14, 1996

Size: $23.9 million net assets as of December 31, 1998

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from September  1, 1996, through December 31, 1998)

               MFS            S&P 500      Consumer Price
               Value         Composite         Index
               Fund            Index           - U.S.
----------------------------------------------------------
 9/96        $10,000         $10,000         $10,000
12/96         10,880          11,440          10,090
12/97         13,760          15,260          10,260
12/98         17,444          19,622          10,441

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998
                                                                                                1 Year        10 Years/Life
---------------------------------------------------------------------------------------------------------------------------
MFS Value Series*                                                                              +26.80%              +26.33%
---------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index**                                                        +28.58%              +33.52%
---------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**(+)                                                                      + 1.80%              + 1.87%
---------------------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1998.
 ** Source: CDA/Wiesenberger. "Life" refers to the period from September 1, 1996, through December 31, 1998.
(+) The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1998
Stocks - 86.9%
-----------------------------------------------------------------------------
ISSUER                                                  SHARES          VALUE
-----------------------------------------------------------------------------
U.S. Stocks - 72.4%
  Advertising - 1.0%
    Outdoor Systems, Inc.*                               7,850    $   235,500
-----------------------------------------------------------------------------
  Automotive - 0.3%
    Tower Automotive, Inc.*                              3,335    $    83,167
-----------------------------------------------------------------------------
  Banks and Credit Companies - 5.3%
    Bankers Trust Corp.                                  1,800    $   153,787
    Fleet Financial Group, Inc.                          3,046        136,118
    National City Corp.                                  2,642        191,545
    PNC Bank Corp.                                       2,394        129,575
    State Street Corp.                                   3,900        271,294
    US Bancorp                                           5,430        192,765
    Wells Fargo Co.*                                     4,790        191,301
                                                                  -----------
                                                                  $ 1,266,385
-----------------------------------------------------------------------------
  Broadcasting - 0.2%
    Infinity Broadcasting Corp.*                         1,500    $    41,062
-----------------------------------------------------------------------------
  Business Machines - 1.0%
    International Business Machines Corp.                1,300    $   240,175
-----------------------------------------------------------------------------
  Business Services - 0.3%
    DST Systems, Inc.*                                     620    $    35,379
    Modis Professional Services, Inc.*                   1,938         28,101
                                                                  -----------
                                                                  $    63,480
-----------------------------------------------------------------------------
  Computer Software -- Systems - 6.3%
    BMC Software, Inc.*                                  8,310    $   370,314
    Cadence Design Systems, Inc.*                          200          5,950
    Computer Associates International, Inc.             13,989        596,281
    Compuware Corp.*                                       660         51,563
    Network Associates, Inc.*                            1,100         72,875
    Oracle Corp.*                                        6,582        283,849
    Synopsys, Inc.*                                      2,300        124,775
                                                                  -----------
                                                                  $ 1,505,607
-----------------------------------------------------------------------------
  Construction Services - 0.6%
    Martin Marietta Materials, Inc.                      2,363    $   146,949
-----------------------------------------------------------------------------
  Consumer Goods and Services - 8.4%
    Galileo International, Inc.*                         2,629    $   114,361
    Tyco International Ltd.                             24,969      1,883,599
                                                                  -----------
                                                                  $ 1,997,960
-----------------------------------------------------------------------------
  Containers
    Smurfit Stone Container Corp.*                         700    $    11,069
-----------------------------------------------------------------------------
  Electronics - 4.2%
    AMP, Inc.                                           12,000    $   624,750
    Analog Devices, Inc.*                                6,233        195,561
    Lattice Semiconductor Corp.*                         4,200        192,806
                                                                  -----------
                                                                  $ 1,013,117
-----------------------------------------------------------------------------
  Entertainment - 7.4%
    CBS Corp.                                           17,694    $   579,479
    Disney (Walt) Co.                                    1,640         49,200
    Harrah's Entertainment, Inc.*                       17,316        271,645
    Isle Capri Casinos, Inc.*                              579          2,298
    Jacor Communications, Inc.*                          5,822        374,791
    MediaOne Group, Inc.*                                9,058        425,726
    Mirage Resorts, Inc.*                                3,837         57,315
                                                                  -----------
                                                                  $ 1,760,454
-----------------------------------------------------------------------------
  Financial Institutions - 8.0%
    Associates First Capital Corp., "A"                  8,560    $   362,730
    Donaldson, Lufkin & Jenrette, Inc.                   2,900        118,900
    Federal Home Loan Mortgage Corp.                    15,617      1,006,320
    Finova Group, Inc.                                   4,800        258,900
    Paine Webber Group, Inc.                             2,800        108,150
    SLM Holding Corp.                                    1,260         60,480
                                                                  -----------
                                                                  $ 1,915,480
-----------------------------------------------------------------------------
  Food and Beverage Products - 3.1%
    Anheuser Busch Cos., Inc.                            2,800    $   183,750
    Archer-Daniels-Midland Co.                           8,107        139,339
    Beverly Enterprises, Inc.*                          10,480         70,740
    Hershey Foods Corp.                                  3,247        201,923
    Hormel Foods Corp.                                   3,180        104,145
    Suiza Foods Corp.*                                     800         40,750
                                                                  -----------
                                                                  $   740,647
-----------------------------------------------------------------------------
  Insurance - 4.4%
    Aetna, Inc.                                          1,300    $   102,212
    Annuity & Life Re Holdings Ltd.                      5,123        137,681
    Chartwell Re Corp.                                   1,908         45,315
    CIGNA Corp.                                          1,112         85,972
    Equitable Cos., Inc.                                 2,000        115,750
    Hartford Financial Services Group, Inc.              2,449        134,389
    Nationwide Financial Services, Inc., "A"             4,121        213,004
    ReliaStar Financial Corp.                            4,961        228,826
                                                                  -----------
                                                                  $ 1,063,149
-----------------------------------------------------------------------------
  Medical and Health Products - 0.5%
    Bristol-Myers Squibb Co.                               920    $   123,107
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    Mid Atlantic Medical Services, Inc.*                 7,100    $    69,669
    United Healthcare Corp.                              9,504        409,266
                                                                  -----------
                                                                  $   478,935
-----------------------------------------------------------------------------
  Oils - 0.5%
    Mobil Corp.                                          1,300    $   113,262
-----------------------------------------------------------------------------
  Railroads - 0.2%
    Kansas City Southern Industries, Inc.                  900    $    44,269
-----------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    Promus Hotel Corp.*                                 10,027    $   324,624
-----------------------------------------------------------------------------
  Stores - 2.6%
    Rite Aid Corp.                                      12,432    $   616,161
-----------------------------------------------------------------------------
  Supermarkets - 4.6%
    Meyer (Fred), Inc.*                                 18,209    $ 1,097,092
-----------------------------------------------------------------------------
  Telecommunications - 9.9%
    3Com Corp.*                                          3,500    $   156,844
    AirTouch Communications, Inc.*                       3,459        249,480
    Alltel Corp.                                         4,310        257,792
    American Tower Corp., "A"*                           1,259         37,219
    Cellular Communications International, Inc.*        14,590        992,120
    Century Telephone Enterprises, Inc.                  3,179        214,582
    Intermedia Communications, Inc.*                     2,514         43,367
    Sprint Corp.                                           745         62,673
    Sprint PCS*                                          4,500        104,063
    Tele-Communications, Inc.                            4,500        248,906
                                                                  -----------
                                                                  $ 2,367,046
-----------------------------------------------------------------------------
  Utilities -- Gas - 0.2%
    Columbia Energy Group                                  937    $    54,112
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $17,302,809
-----------------------------------------------------------------------------
Foreign Stocks - 14.5%  Bermuda - 1.0%
    Ace Ltd. (Insurance)                                 4,976    $   171,361
    EXEL Ltd., "A" (Insurance)                             869         65,175
                                                                  -----------
                                                                  $   236,536
-----------------------------------------------------------------------------
  Brazil - 0.9%
    Tele Sudeste Celular Participacoes S.A.
      (Telecommunications)*                              1,300    $    26,894
    Tele Sudeste Celular Participacoes S.A.,
      Preferred (Telecommunications)*                   14,500         61,217
    Telesp Celular Participacoes S.A.
      (Telecommunications)*                              2,400         42,000
    Telesp Celular Participacoes S.A., Preferred
      (Telecommunications)*                              6,300         46,415
    Telesp Participacoes S.A. (Telecommunications)*      1,664         37,881
                                                                  -----------
                                                                  $   214,407
-----------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                2,000    $   240,875
-----------------------------------------------------------------------------
  France - 1.9%
    Sanofi S.A. (Medical and Health Products)            2,640    $   434,141
    Societe Industrielle de Transports
      Automobiles S.A. (Hazardous Waste)                    53         13,879
                                                                  -----------
                                                                  $   448,020
-----------------------------------------------------------------------------
  Germany - 2.5%
    Henkel KGaA (Chemicals)                                543    $    48,505
    Mannesmann AG (Conglomerate)                         4,770        546,205
                                                                  -----------
                                                                  $   594,710
-----------------------------------------------------------------------------
  Grand Cayman Islands - 0.2%
    Scottish Annuity & Life (Insurance) *                3,200    $    44,000
-----------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                               4,450    $   118,338
-----------------------------------------------------------------------------
  Italy - 0.8%
    Telecom Italia S.p.A. (Telecommunications)*         28,805    $   181,405
-----------------------------------------------------------------------------
  Netherlands - 1.8%
    Benckiser N.V., "B" (Consumer Goods and Services)    1,029    $    67,341
    Elsag Bailey Process Automation N.V. (Machinery)*    6,243        244,257
    Mobistar S.A. (Telecommunications)*                  2,260        113,969
                                                                  -----------
                                                                  $   425,567
-----------------------------------------------------------------------------
  Sweden - 0.4%
    Saab AB, "B" (Aerospace)*                           10,300    $   107,820
-----------------------------------------------------------------------------
  Switzerland - 0.9%
    Amoco Corp. (Oils)                                   3,700    $   218,300
-----------------------------------------------------------------------------
  United Kingdom - 2.6%
    British Petroleum PLC, ADR (Oils)                    2,464    $   234,080
    Capital Radio PLC (Broadcasting)                     3,280         31,831
    Reuters Group PLC (Business Services)                2,670         28,126
    Reuters Group PLC, ADR (Business Services)           1,640        103,935
    SmithKline-Beecham PLC, ADR (Medical and Health
      Products)                                          1,540        107,030
    Taylor Nelson Sofres PLC (Market Research)           7,080          8,985
    Zeneca Group PLC (Medical and Health Products)       2,700        117,440
                                                                  -----------
                                                                  $   631,427
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 3,461,405
-----------------------------------------------------------------------------
Total Stocks (Identified Cost, $17,260,821)                       $20,764,214
-----------------------------------------------------------------------------
Put Options Purchased -- 3.5%
-----------------------------------------------------------------------------
                                                     NUMBER OF
DESCRIPTION/EXPIRATION MONTH/STRIKE PRICE            CONTRACTS
-----------------------------------------------------------------------------
    S & P 500 Index/December/400 (Premiums Paid,
      $914,712)                                             47    $   827,200
-----------------------------------------------------------------------------
Short-Term Obligations -- 8.8%
-----------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-----------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due
      1/04/99 at Amortized Cost                        $ 2,115    $ 2,114,207
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $20,289,740)                  $23,705,621
Other Assets, Less Liabilities -- 0.8%                                202,708
-----------------------------------------------------------------------------
Net Assets -- 100.0%                                              $23,908,329
-----------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
DECEMBER 31, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $20,289,740)             $23,705,621
  Cash                                                                   5,929
  Foreign currency, at value (identified cost, $13)                         13
  Receivable for Series shares sold                                     79,384
  Receivable for investments sold                                      704,455
  Dividends receivable                                                  12,200
  Deferred organization expenses                                         4,825
                                                                   -----------
      Total assets                                                 $24,512,427
                                                                   -----------
Liabilities:
  Payable for Series shares reacquired                             $    14,272
  Payable for investments purchased                                    579,989
  Net payable for forward currency exchange contracts
    subject to master netting agreements                                 2,282
  Payable to affiliates -
    Management fee                                                         484
    Shareholder servicing agent fee                                         30
  Accrued expenses and other liabilities                                 7,041
                                                                   -----------
      Total liabilities                                            $   604,098
                                                                   -----------
Net assets                                                         $23,908,329
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $20,340,679
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                  3,413,745
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                      153,032
  Accumulated undistributed net investment income                          873
                                                                   -----------
      Total                                                        $23,908,329
                                                                   ===========
Shares of beneficial interest outstanding                           1,616,802
                                                                    =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $14.79
                                                                     ======

See notes to financial statements

Statement of Operations
---------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                    $  102,352
    Interest                                                         65,413
    Foreign taxes withheld                                           (3,418)
                                                                 ----------
      Total investment income                                    $  164,347
                                                                 ----------

  Expenses -
    Management fee                                               $  101,832
    Trustees' compensation                                            1,971
    Shareholder servicing agent fee                                   4,728
    Administrative fee                                                1,501
    Custodian fee                                                    11,783
    Printing                                                         20,927
    Postage                                                               5
    Auditing fees                                                     3,821
    Legal fees                                                        1,859
    Amortization of organization expenses                             1,837
                                                                 ----------
      Total expenses                                             $  150,264
    Fees paid indirectly                                             (3,060)
    Reduction of expenses by investment adviser                     (11,429)
                                                                 ----------
      Net expenses                                               $  135,775
                                                                 ----------
        Net investment income                                    $   28,572
                                                                 ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $  208,494
    Foreign currency transactions                                       982
                                                                 ----------
      Net realized gain on investments and foreign
       currency transactions                                     $  209,476
                                                                 ----------

  Change in unrealized appreciation (depreciation) -
    Investments                                                  $3,055,205
    Translation of assets and liabilities in foreign
      currencies                                                     (2,307)
                                                                 ----------
      Net unrealized gain on investments and foreign
        currency translation                                     $3,052,898
                                                                 ----------
        Net realized and unrealized gain on investments
         and foreign currency                                    $3,262,374
                                                                 ----------
          Increase in net assets from operations                 $3,290,946
                                                                 ==========
See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                             1998            1997
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                          $    28,572      $   39,133
  Net realized gain on investments and foreign currency
     transactions                                                    209,476         659,848
  Net unrealized gain on investments and foreign currency
     translation                                                   3,052,898         287,712
                                                                 -----------      ----------
    Increase in net assets from operations                       $ 3,290,946      $  986,693
                                                                 -----------      ----------
Distributions declared to shareholders -
  From net investment income                                     $   (28,505)     $  (37,655)
  From net realized gain on investments and foreign currency
     transactions                                                    (19,522)       (640,159)
  From capital                                                        --             (53,104)
                                                                 -----------      ----------
    Total distributions declared to shareholders                 $   (48,027)     $ (730,918)
                                                                 -----------      ----------
Net increase in net assets from Series share transactions        $15,005,582      $4,052,798
                                                                 -----------      ----------
      Total increase in net assets                               $18,248,501      $4,308,573
Net assets:
  At beginning of year                                             5,659,828       1,351,255
                                                                 -----------      ----------
  At end of year (including accumulated undistributed
    (distributions in excess of) net investment income of $873
    and $(176), respectively)                                    $23,908,329      $5,659,828
                                                                 ===========      ==========

See notes to financial statements


Financial Highlights
---------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                1998              1997             1996*
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $11.68            $10.66            $10.00
                                                                     ------            ------            ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.03            $ 0.12            $ 0.07
  Net realized and unrealized gain on investments and foreign
    currency                                                           3.11              2.66              0.88
                                                                     ------            ------            ------
      Total from investment operations                               $ 3.14            $ 2.78            $ 0.95
                                                                     ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.02)           $(0.09)           $(0.03)
  From net realized gain on investments and foreign currency
    transactions                                                      (0.01)            (1.54)            (0.21)
  In excess of net realized gain on investments and foreign
    currency transactions                                              --                --               (0.01)
  From capital                                                         --               (0.13)            (0.04)
                                                                     ------            ------            ------
      Total distributions declared to shareholders                   $(0.03)           $(1.76)           $(0.29)
                                                                     ------            ------            ------
Net asset value - end of period                                      $14.79            $11.68            $10.66
                                                                     ======            ======            ======
Total return                                                         26.80%            26.47%             8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          1.02%             1.02%             1.02%+
  Net investment income                                               0.21%             0.91%             1.72%+
Portfolio turnover                                                     144%              270%               44%
Net assets at end of period (000 omitted)                           $23,908            $5,660            $1,351

  * For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and ratios would have been:

    Net investment income (loss)                                     $ 0.02            $(0.02)           $(0.04)
    Ratios (to average net assets):
      Expenses##                                                      1.11%             2.08%             3.83%+
      Net investment income (loss)                                    0.12%           (0.18)%           (1.11)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS


(1) Business and Organization
MFS Value Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 13 Series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were eleven shareholders of the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, accumulated net investment income increased by $982, accumulated undistributed net realized gain on investments and foreign currency transactions increased by $21,793, and paid-in capital decreased by $22,775 due to differences between book and tax accounting for currency transactions and return of capital distributions. This change had no effect on the net assets or net asset value per share. At December 31, 1998, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $69,340.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
PURCHASES AND SALES OF INVESTMENTS, OTHER THAN PURCHASED OPTION TRANSACTIONS AND SHORT-TERM OBLIGATIONS, WERE AS FOLLOWS:

                                                   PURCHASES             SALES
------------------------------------------------------------------------------
U.S. government securities                       $   675,837       $     8,269
                                                 -----------       -----------
Investments (non-U.S. government securities)     $29,616,668       $17,805,122
                                                 -----------       -----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $20,327,269
                                                                   -----------
Gross unrealized appreciation                                      $ 3,948,955
Gross unrealized depreciation                                         (570,603)
                                                                   -----------
  Net unrealized appreciation                                      $ 3,378,352
                                                                   ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                         YEAR ENDED DECEMBER 31, 1998       YEAR ENDED DECEMBER 31, 1997
                                     --------------------------------   --------------------------------
                                             SHARES            AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               1,423,149       $18,806,882          779,105       $9,843,861
Shares issued to shareholders in
  reinvestment of distributions               3,280            48,045           63,945          730,892
Shares reacquired                          (293,995)       (3,849,345)        (485,405)      (6,521,955)
                                          ---------       -----------          -------       ----------
    Net increase                          1,132,434       $15,005,582          357,645       $4,052,798
                                          =========       ===========          =======       ==========

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1998, was $105.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $2,282 with Merrill Lynch & Co. at December 31, 1998.

At December 31, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance
Trust and Shareholders of MFS Value Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (one of the series constituting MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended December 31, 1998 and 1997, and the financial highlights for the years ended December 31, 1998 and 1997 and the period from August 14, 1996 (commencement of investment of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian; where confirms not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Value Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

FEDERAL TAX INFORMATION

The Series has designated $19,522 as a capital gain dividend.

For the year ended December 31, 1998, the amount of distributions from income eligible for the 70% dividends received deduction for corporations came to 54.56%.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VVS-2 2/99 15M